UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2021

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2021, Margaret E. Regalia, the Company’s Vice President of Finance (Principal Financial Officer and Principal Accounting Officer), Corporate Secretary and Treasurer notified Good Times Restaurants, Inc. (the “Company”) of her decision to resign from the Company effective December 17, 2021. During her remaining period of employment, Ms. Regalia will continue to serve as the Company’s Vice President of Finance to enable an orderly transfer of her duties to her successor.

Ms. Regalia’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

The Company has initiated a search for a permanent replacement for Ms. Regalia. If a permanent replacement is not in place at the time that Ms. Regalia ceases employment, then, effective at such time, Ryan M. Zink, who is currently serving the Company’s President and Chief Executive Officer, will assume the additional role of interim Principal Financial Officer and Principal Accounting Officer.

Mr. Zink’s biographical information is set forth in the Company’s Current Proxy Statement on Form DEF 14A filed with the SEC on December 18, 2020, and such information is incorporated herein by reference. No family relationships exist between Mr. Zink and any of the Company’s directors or other executive officers. There are no other arrangements between Mr. Zink and any other person pursuant to which Mr. Zink was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Zink has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: October 27, 2021	By:
Ryan M. Zink
President and Chief Executive Officer

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